================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                        (Date of earliest event reported)

                                 August 26, 2004
                          ____________________________

                                  CONN'S, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


                000-50421                                06-1672840
         (Commission File Number)              (IRS Employer Identification No.)

                               3295 College Street
                              Beaumont, Texas 77701
                         (Address of Principal Executive
                              Offices and zip code)

                                 (409) 832-1696
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))

================================================================================

Item 5.02 Appointment of Principal Officer.

     On August 26, 2004, our Board of Directors appointed David L. Rogers, age 55, as our Chief Financial Officer Designate, effective September 1, 2004. Mr. Rogers joined us in October 1996 and served as our Legal Manager until August 1997. He has served as our Controller from September 1997 until this promotion. Prior to his joining our Company, Mr. Rogers served in various accounting positions during a twenty year career with a Fortune 500 public utility. Mr. Rogers obtained his BBA in accounting from Lamar University in December, 1974.

     Upon the effectiveness of C. William Frank's previously announced retirement as our Chief Financial Officer, Mr. Rogers will become our Chief Financial Officer.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CONN'S, INC.


Date: September 1, 2004         By: /s/ C. William Frank
                                    --------------------------------------------
                                    C. William Frank
                                    Executive Vice President and Chief Financial
                                    Officer